ADVISORSHARES DORSEY WRIGHT FSM ALL CAP WORLD ETF

Schedule of Investments

September 30, 2020 (Unaudited)

Investments	Shares/ Principal	Value
EXCHANGE TRADED FUNDS – 99.8%

Equity Fund – 99.8%
Invesco QQQ Trust Series 1	173,407	$48,179,401
iShares Morningstar Mid-Cap Growth ETF(a)	147,015	47,110,956
Total Exchange Traded Funds (Cost $87,516,840)		95,290,357

MONEY MARKET FUND – 0.2%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 0.02%(b) (Cost $147,609)	147,609	147,609

REPURCHASE AGREEMENTS – 3.5%(c)
Citigroup Global Markets, Inc., dated 09/30/20, due 10/01/20, 0.08%, total to be received $767,705, (collateralized by various U.S. Government Agency Obligations, 0.00%-4.63%, 11/27/20-11/01/59, totaling $780,994)	$767,703	767,703
Daiwa Capital Markets America, dated 09/30/20, due 10/01/20, 0.09%, total to be received $767,705, (collateralized by various U.S. Government Agency Obligations, 0.00%-6.50%, 11/15/20-03/01/52, totaling $779,565)	767,703	767,703
HSBC Securities USA, Inc., dated 09/30/20, due 10/01/20, 0.08%, total to be received $767,705, (collateralized by various U.S. Government Agency Obligations, 0.00%-5.00%, 11/01/26-08/01/50, totaling $781,280)	767,703	767,703
Morgan Stanley & Co. LLC, dated 09/30/20, due 10/01/20, 0.08%, total to be received $227,587, (collateralized by various U.S. Government Agency Obligations, 2.00%-8.00%, 07/01/21-10/01/50, totaling $231,687)	227,586	227,586
RBC Dominion Securities, Inc., dated 09/30/20, due 10/01/20, 0.08%, total to be received $767,705, (collateralized by various U.S. Government Agency Obligations, 0.00%-5.50%, 10/27/20-07/15/61, totaling $781,407)	767,703	767,703
Total Repurchase Agreements (Cost $3,298,398)		3,298,398
Total Investments – 103.5% (Cost $90,962,847)		98,736,364
Liabilities in Excess of Other Assets – (3.5%)		(3,330,836)
Net Assets – 100.0%		$95,405,528

ETF - Exchange Traded Fund

(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $3,236,545; the aggregate market value of the collateral held by the fund is $3,298,398.
(b)	Rate shown reflects the 7-day yield as of September 30, 2020.
(c)	Collateral received from brokers for securities lending was invested in these short-term investments.

ADVISORSHARES DORSEY WRIGHT FSM ALL CAP WORLD ETF

Schedule of Investments (continued)

September 30, 2020 (Unaudited)

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

Fair Value Measurements

The following is a summary of the inputs used, as of September 30, 2020, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$95,290,357	$–	$–	$95,290,357
Money Market Fund	147,609	–	–	147,609
Repurchase Agreements	–	3,298,398	–	3,298,398
Total	$95,437,966	$3,298,398	$–	$98,736,364

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Equity Fund	99.8%
Money Market Fund	0.2
Repurchase Agreements	3.5
Total Investments	103.5
Liabilities in Excess of Other Assets	(3.5)
Net Assets	100.0%